UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2019

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry Into a Material Definitive Agreement.
Brinker International, Inc. (the “Company”) and its wholly-owned subsidiaries, Brinker Restaurant Corporation (“BRC”), Brinker Texas, Inc. (“Brinker Texas”), Brinker Florida, Inc. (“Brinker Florida”), and Brinker International Payroll Company, L.P. (“BIPC”), each as a guarantor, entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated as of December 5, 2019, which amends its Credit Agreement dated as of March 12, 2015 (as previously amended, the “Existing Credit Agreement;” the Existing Credit Agreement as amended by the Fourth Amendment, the “Amended Credit Agreement”) with a group of banks for which Bank of America, N.A. is acting as administrative agent.   Capitalized terms used herein but not defined shall have the meaning given in the Amended Credit Agreement.
The Credit Agreement dated as of March 12, 2015 was more specifically described in Item 1.01 of the Company’s Current Report on Form 8-K, filed March 12, 2015, which description is incorporated by reference in this Item 1.01.  The Second Amendment to Credit Agreement dated as of September 13, 2016 was more specifically described in Item 1.01 of the Company’s Current Report on Form 8-K, filed September 13, 2016, which description is incorporated by reference in this Item 1.01.  The Third Amendment to Credit Agreement dated as of April 30, 2018 was more specifically described in Item 5 of the Company’s Quarterly Report on Form 10-Q, filed May 4, 2018, which description is incorporated by reference into this Item 1.01.
The Fourth Amendment extends the maturity date for $110,000,000 of the facility from March 12, 2020 to September 12, 2021, which correlates with the maturity date for the remaining $890,000,000.
The foregoing is only a summary and it is qualified in its entirety by the specific terms of the Fourth Amendment attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10(a) Fourth Amendment to Credit Agreement, dated December 5, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: December 11, 2019	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)